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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 25, 2007

                          WORLD ACCEPTANCE CORPORATION
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             (Exact name of registrant as specified in its charter)

         South Carolina                 0-19599                57-0425114
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

  108 Frederick Street, Greenville, South Carolina                29607
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      (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (864) 298-9800

                                       n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION; AND

ITEM 7.01  REGULATION FD DISCLOSURE.

On January 25, 2007, World Acceptance Corporation ("WRLD") issued a press release announcing financial information for its third fiscal quarter ended December 31, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.

         Exhibit Number   Description of Exhibit
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         99.1             Press release issued January 25, 2007

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WORLD ACCEPTANCE CORPORATION
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                                               (Registrant)


Date: January 25, 2007
                                               By:  /s/ Kelly Malson Snape
                                                    ----------------------------
                                                    Kelly Malson Snape
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit   Description
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99.1      Press Release dated January 25, 2007